Exhibit 99.1

Baxter International Inc.

Reconciliation of Unaudited Non-GAAP Financial Information to Baxter’s 2015 Historical Information Adjusted for Discontinued Operations

Six Months Ended June 30, 2015

(dollars and shares in millions except per share data)

				Special Items (C)
	Baxter Historical (A)	Baxalta Separation (B)	Baxter Continuing Operations	Gambro Integration Items	Business Optimization Items	Separation- Related Costs	Intangible Asset Amortization Expense	Reserve Items and Adjustments	Baxter Adjusted Continuing Operations (E)
Net sales	$ 7,657	$ (2,779)	$ 4,878	$ —	$ —	$ —	$ —	$ —	$ 4,878
Cost of sales	3,936	(1,098)	2,838	—	4	—	(80)	—	2,762

Gross margin	3,721	(1,681)	2,040	—	(4)	—	80	—	2,116

Marketing and administrative expenses	2,112	(545)	1,567	(38)	(11)	(28)	—	—	1,490
Research and development expenses	688	(394)	294	—	(3)	—	—	—	291

Operating income	921	(742)	179	38	10	28	80	—	335

Net interest expense	64	(4)	60	—	—	—	—	—	60
Other (income) expense, net	(141)	4	(137)	—	—	—	—	52	(85)

Income from continuing operations before taxes	998	(742)	256	38	10	28	80	(52)	360

Income tax expense	242	(194)	48	11	3	6	17	(19)	66

Income from continuing operations	$ 756	$ (548)	$ 208	$ 27	$ 7	$ 22	$ 63	$ (33)	$ 294

Income from continuing operations per common share
Basic	$ 1.39								$ 0.54
Diluted	$ 1.38								$ 0.54

Weighted-average number of common shares outstanding
Basic	544								544
Diluted	548								548

See accompanying notes to the unaudited non-GAAP financial information.

Baxter International Inc.

Reconciliation of Unaudited Non-GAAP Financial Information to Baxter’s 2015 Historical Information Adjusted for Discontinued Operations

Three Months Ended June 30, 2015

(dollars and shares in millions except per share data)

				Special Items (C)
	Baxter Historical (A)	Baxalta Separation (B)	Baxter Continuing Operations	Gambro Integration Items	Business Optimization Items	Separation- Related Costs	Intangible Asset Amortization Expense	Reserve Items and Adjustments	Baxter Adjusted Continuing Operations (E)
Net sales	$ 3,893	$ (1,418)	$ 2,475	$ —	$ —	$ —	$ —	$ —	$ 2,475
Cost of sales	1,973	(519)	1,454	—	(3)	—	(40)	—	1,411

Gross margin	1,920	(899)	1,021	—	3	—	40	—	1,064

Marketing and administrative expenses	1,097	(314)	783	(20)	(5)	(16)	—	—	742
Research and development expenses	388	(237)	151	—	(3)	—	—	—	148

Operating income	435	(348)	87	20	11	16	40	—	174

Net interest expense	34	(4)	30	—	—	—	—	—	30
Other (income) expense, net	(67)	16	(51)	—	—	—	—	52	1

Income from continuing operations before taxes	468	(360)	108	20	11	16	40	(52)	143

Income tax expense	132	(98)	34	5	4	3	9	(19)	36

Income from continuing operations	$ 336	$ (262)	$ 74	$ 15	$ 7	$ 13	$ 31	$ (33)	$ 107

Income from continuing operations per common share
Basic	$ 0.62								$ 0.20
Diluted	$ 0.61								$ 0.19

Weighted-average number of common shares outstanding
Basic	544								544
Diluted	549								549

See accompanying notes to the unaudited non-GAAP financial information.

Baxter International Inc.

Reconciliation of Unaudited Non-GAAP Financial Information to Baxter’s 2015 Historical Information Adjusted for Discontinued Operations

Three Months Ended March 31, 2015

(dollars and shares in millions except per share data)

				Special Items (C)
	Baxter Historical (A)	Baxalta Separation (B)(D)	Baxter Continuing Operations	Gambro Acquisition and Integration Items	Business Optimization Items	Separation- Related Costs	Intangible Asset Amortization Expense	Baxter Adjusted Continuing Operations (E)
Net sales	$ 3,764	$ (1,361)	$ 2,403	$ —	$ —	$ —	$ —	$ 2,403
Cost of sales	1,963	(579)	1,384	—	7	—	(40)	1,351

Gross margin	1,801	(782)	1,019	—	(7)	—	40	1,052

Marketing and administrative expenses	1,015	(231)	784	(18)	(6)	(12)	—	748
Research and development expenses	300	(157)	143	—	—	—	—	143

Operating income	486	(394)	92	18	(1)	12	40	161

Net interest expense	30	—	30	—	—	—	—	30
Other (income) expense, net	(74)	(12)	(86)	—	—	—	—	(86)

Income from continuing operations before taxes	530	(382)	148	18	(1)	12	40	217

Income tax expense	110	(96)	14	6	(1)	3	8	30

Income from continuing operations	$ 420	$ (286)	$ 134	$ 12	$ —	$ 9	$ 32	$ 187

Income from continuing operations per common share
Basic	$ 0.77							$ 0.35
Diluted	$ 0.76							$ 0.34

Weighted-average number of common shares outstanding
Basic	543							543
Diluted	548							548

See accompanying notes to the unaudited non-GAAP financial information.

Baxter International Inc.

Reconciliation of Unaudited Non-GAAP Financial Information to Baxter’s 2014 Historical Information Adjusted for Discontinued Operations

Year Ended December 31, 2014

(dollars and shares in millions except per share data)

				Special Items (C)
	Baxter Historical (A)	Baxalta Separation (B)(D)	Baxter Continuing Operations	Gambro Acquisition and Integration Items	Business Optimization Items	Separation- Related Costs	Intangible Asset Amortization Expense	Branded Prescription Drug Fee	Reserve Items and Adjustments	Product- Related Items	Baxter Adjusted Continuing Operations (E)

Net sales	$ 16,671	$ (5,952)	$ 10,719	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ 10,719
Cost of sales	8,514	(2,376)	6,138	—	11	—	(168)	—	—	(64)	5,917

Gross margin	8,157	(3,576)	4,581	—	(11)	—	168	—	—	64	4,802

Marketing and administrative expenses	4,029	(714)	3,315	(119)	4	(11)	—	(3)	—	(4)	3,182
Research and development expenses	1,421	(811)	610	—	(2)	—	—	—	—	—	608

Operating income	2,707	(2,051)	656	119	(13)	11	168	3	—	68	1,012

Net interest expense	145	—	145	—	—	—	—	—	—	—	145
Other (income) expense, net	123	(102)	21	(25)	—	—	—	—	(1)	—	(5)

Income from continuing operations before taxes	2,439	(1,949)	490	144	(13)	11	168	3	1	68	872

Income tax expense	493	(460)	33	41	(7)	8	35	—	25	35	170

Income from continuing operations	$ 1,946	$ (1,489)	$ 457	$ 103	$ (6)	$ 3	$ 133	$ 3	$ (24)	$ 33	$ 702

Income from continuing operations per common share
Basic	$ 3.59										$ 1.30
Diluted	$ 3.56										$ 1.28

Weighted-average number of common shares outstanding
Basic	542										542
Diluted	547										547

See accompanying notes to the unaudited non-GAAP financial information.

Baxter International Inc.

Reconciliation of Unaudited Non-GAAP Financial Information to Baxter’s 2014 Historical Information Adjusted for Discontinued Operations

Three Months Ended December 31, 2014

(dollars and shares in millions except per share data)

				Special Items (C)
	Baxter Historical (A)	Baxalta Separation (B)	Baxter Continuing Operations	Gambro Acquisition and Integration Items	Business Optimization Items	Separation- Related Costs	Intangible Asset Amortization Expense	Reserve Items and Adjustments	Product- Related Items	Baxter Adjusted Continuing Operations (E)
Net sales	$ 4,472	$ (1,683)	$ 2,789	$ —	$ —	$ —	$ —	$ —	$ —	$ 2,789
Cost of sales	2,248	(666)	1,582	—	(1)	—	(43)	—	25	1,563

Gross margin	2,224	(1,017)	1,207	—	1	—	43	—	(25)	1,226

Marketing and administrative expenses	1,091	(231)	860	(36)	(2)	(11)	—	—	—	811
Research and development expenses	335	(179)	156	—	(1)	—	—	—	—	155

Operating income	798	(607)	191	36	4	11	43	—	(25)	260

Net interest expense	29	—	29	—	—	—	—	—	—	29
Other (income) expense, net	171	(118)	53	(6)	—	—	—	(15)	—	32

Income from continuing operations before taxes	598	(489)	109	42	4	11	43	15	(25)	199

Income tax expense	74	(92)	(18)	14	1	8	9	30	—	44

Income from continuing operations	$ 524	$ (397)	$ 127	$ 28	$ 3	$ 3	$ 34	$ (15)	$ (25)	$ 155

Income from continuing operations per common share
Basic	$ 0.97									$ 0.29
Diluted	$ 0.96									$ 0.28
Weighted-average number of common shares outstanding
Basic	542									542
Diluted	547									547

See accompanying notes to the unaudited non-GAAP financial information.

Baxter International Inc.

Reconciliation of Unaudited Non-GAAP Financial Information to Baxter’s 2014 Historical Information Adjusted for Discontinued Operations

Three Months Ended September 30, 2014

(dollars and shares in millions except per share data)

				Special Items (C)
	Baxter Historical (A)	Baxalta Separation (B)	Baxter Continuing Operations	Gambro Acquisition and Integration Items	Business Optimization Items	Intangible Asset Amortization Expense	Branded Prescription Drug Fee	Baxter Adjusted Continuing Operations (E)
Net sales	$ 4,197	$ (1,488)	$ 2,709	$ —	$ —	$ —	$ —	$ 2,709
Cost of sales	2,124	(608)	1,516	—	—	(42)	—	1,474

Gross margin	2,073	(880)	1,193	—	—	42	—	1,235

Marketing and administrative expenses	1,040	(213)	827	(39)	—	—	(3)	785
Research and development expenses	455	(306)	149	—	(1)	—	—	148

Operating income	578	(361)	217	39	1	42	3	302

Net interest expense	31	—	31	—	—	—	—	31
Other (income) expense, net	(39)	23	(16)	—	—	—	—	(16)

Income from continuing operations before taxes	586	(384)	202	39	1	42	3	287

Income tax expense	139	(112)	27	11	—	8	—	46

Income from continuing operations	$ 447	$ (272)	$ 175	$ 28	$ 1	$ 34	$ 3	$ 241

Income from continuing operations per common share
Basic	$ 0.83							$ 0.44
Diluted	$ 0.82							$ 0.44

Weighted-average number of common shares outstanding
Basic	542							542
Diluted	547							547

See accompanying notes to the unaudited non-GAAP financial information.

Baxter International Inc.

Reconciliation of Unaudited Non-GAAP Financial Information to Baxter’s 2014 Historical Information Adjusted for Discontinued Operations

Three Months Ended June 30, 2014

(dollars and shares in millions except per share data)

				Special Items (C)
	Baxter Historical (A)	Baxalta Separation (B)	Baxter Continuing Operations	Gambro Integration Items	Business Optimization Items	Intangible Asset Amortization Expense	Reserve Items and Adjustments	Product-Related Items	Baxter Adjusted Continuing Operations (E)
Net sales	$ 4,154	$ (1,451)	$ 2,703	$ —	$ —	$ —	$ —	$ —	$ 2,703
Cost of sales	2,185	(575)	1,610	—	14	(43)	—	(89)	1,492

Gross margin	1,969	(876)	1,093	—	(14)	43	—	89	1,211

Marketing and administrative expenses	988	(148)	840	(27)	16	—	—	(4)	825
Research and development expenses	322	(165)	157	—	—	—	—	—	157

Operating income	659	(563)	96	27	(30)	43	—	93	229

Net interest expense	42	—	42	—	—	—	—	—	42
Other (income) expense, net	15	(31)	(16)	(2)	—	—	14	—	(4)

Income from continuing operations before taxes	602	(532)	70	29	(30)	43	(14)	93	191

Income tax expense	134	(125)	9	8	(13)	10	(6)	35	43

Income from continuing operations	$ 468	$ (407)	$ 61	$ 21	$ (17)	$ 33	$ (8)	$ 58	$ 148

Income from continuing operations per common share
Basic	$ 0.86								$ 0.27
Diluted	$ 0.85								$ 0.27

Weighted-average number of common shares outstanding
Basic	542								542
Diluted	548								548

See accompanying notes to the unaudited non-GAAP financial information.

Baxter International Inc.

Reconciliation of Unaudited Non-GAAP Financial Information to Baxter’s 2014 Historical Information Adjusted for Discontinued Operations

Three Months Ended March 31, 2014

(dollars and shares in millions except per share data)

				Special Items (C)
	Baxter Historical (A)	Baxalta Separation (B)	Baxter Continuing Operations	Gambro Acquisition and Integration Items	Business Optimization Items	Intangible Asset Amortization Expense	Baxter Adjusted Continuing Operations (E)
Net sales	$ 3,848	$ (1,330)	$ 2,518	$ —	$ —	$ —	$ 2,518
Cost of sales	1,957	(527)	1,430	—	(2)	(40)	1,388

Gross margin	1,891	(803)	1,088	—	2	40	1,130

Marketing and administrative expenses	910	(122)	788	(17)	(10)	—	761
Research and development expenses	309	(161)	148	—	—	—	148

Operating income	672	(520)	152	17	12	40	221

Net interest expense	43	—	43	—	—	—	43
Other (income) expense, net	(24)	24	—	(17)	—	—	(17)

Income from continuing operations before taxes	653	(544)	109	34	12	40	195

Income tax expense	146	(131)	15	8	5	9	37

Income from continuing operations	$ 507	$ (413)	$ 94	$ 26	$ 7	$ 31	$ 158

Income from continuing operations per common share
Basic	$ 0.93						$ 0.29
Diluted	$ 0.92						$ 0.29

Weighted-average number of common shares outstanding
Basic	542						542
Diluted	548						548

See accompanying notes to the unaudited non-GAAP financial information.

Baxter International Inc.

Notes to Unaudited Non-GAAP Financial Information

(A)	Reflects Baxter’s historical financial statements prepared in accordance with GAAP and does not reflect any adjustments related to the Distribution.

(B)	Reflects the discontinued operations of the Baxalta business. This represents the revenues and expenses directly associated with the results of operations of Baxalta.

(C)

Reflects special items that were previously identified in Baxter’s quarterly earnings releases dated July 29, 2015, April 23, 2015, January 29, 2015, and October 16, 2014 and that do not relate to income/expense items included in the Baxalta Separation column. The related tax effects have been adjusted to reflect the effective tax rate of Baxter’s historical continuing operations.

(D)

Compared to previously reported pro forma results, for the year ended December 31, 2014, the Baxter Continuing Operations column reflects an increase to cost of sales of $99 million and related decrease to income tax expense of $21 million. Additionally, for the three months ended March 31, 2015, the Baxter Continuing Operations column reflects a decrease to cost of sales of $5 million and related increase to income tax expense of $1 million.

(E)

The information contained in this column is a non-GAAP financial measure, not calculated in accordance with GAAP. Management believes that non-GAAP earnings measures, when used in conjunction with the results presented in accordance with GAAP and the reconciliations to corresponding GAAP financial measures, may enhance an investor’s overall understanding of the Company’s past financial performance and prospects for the future.